                                  EXHIBIT 3.4
                 Actions, Suits, Proceedings or Investigations
                          Universal Commodities Corp.

Exhibit 3.4

Actions, Suits, Proceedings or Investigations


None

                                  EXHIBIT 3.9
                          Universal Commodities Corp.

Exhibit 3.9

The execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms of any contract, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Universal Commodities Corp. or violate the corporate charter, by-law, indenture, mortgage or lease to which Universal Commodities Corp. or any of its stockholders is a party or by which it is bound.

                                  EXHIBIT 3.12

                          Universal Commodities Corp.

                       UNIVERSAL COMMODITIES CORPORATION
                              2047 ROUTE 130 NORTH
                              BURLINGTON, NJ 08016
                                  609-499-4200
                                  609-499-4958 fax


EXHIBIT 3.12 - OPTIONS TO BE ISSUED
-----------------------------------

Stuart Snyder                           6,500

William Barbera                        10,000

Josef Aschbacher                       13,300

Michael Stalteri, Jr.                  13,300

Robert G. Stoeckel                     13,300

Carl C. Saracino                       20,000

Philip Sherman                         25,000

Edward L. Cummings                     33,500

Barry J. Lisnieski                     33,500

Marc Sherman                           50,000

                                  EXHIBIT 4.4
    Description of outstanding convertible securities, warrants, options or commitments of any nature for the issuance of any capital stock
                       Applied Cellular Technology, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 10/31/98
--------------------------------------------------------------------------------
STOCK OPTIONS                                                        OPTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vern Anderson Stock option 8/98                                         50,000
--------------------------------------------------------------------------------
John Beasley-Stock Option 8/99                                          15,000
--------------------------------------------------------------------------------
Peter Castricuon-Elite-stock option 8/99                                10,000
--------------------------------------------------------------------------------
Steve Coddington-Burling stock option 8/99                               4,000
--------------------------------------------------------------------------------
Chris Coffman-ACT-Stock option 8/99                                     10,000
--------------------------------------------------------------------------------
Paul Cowan-Atlantic-stock option 8/99                                    6,600
--------------------------------------------------------------------------------
S. DePaul-Burling stock option 8/99                                      4,000
--------------------------------------------------------------------------------
Katherine Degiacomo-stock option 8/98                                   50,000
--------------------------------------------------------------------------------
Gordon Durnell-ACT-stock option 8/99                                    10,000
--------------------------------------------------------------------------------
Dave Ferdinand-Burling stock option 8/99                                15,000
--------------------------------------------------------------------------------
Donna Ferdinand-Burling stock option 8/99                                4,000
--------------------------------------------------------------------------------
Mike Ferrador-Atlantic-stock option 8/99                                 3,100
--------------------------------------------------------------------------------
Ron Foster-Atlantic-stock option 8/99                                    3,800
--------------------------------------------------------------------------------
R. Genovese-Burling-stock option 8/99                                    4,000
--------------------------------------------------------------------------------
Joe Gilliam-Atlantic-Stock option 8/99                                   7,400
--------------------------------------------------------------------------------
Gary Gray-Stock option 8/98                                             50,000
--------------------------------------------------------------------------------
Jack Hammell Stock Option 8/99                                          40,000
--------------------------------------------------------------------------------
E. Hammonds-Burling Stock option 8/99                                    4,000
--------------------------------------------------------------------------------
Kathy Harrison-Atlantic-stock option 8/99                                2,100
--------------------------------------------------------------------------------
J. Kelly-Burling stock option 8/99                                       4,000
--------------------------------------------------------------------------------
John Kunish Stock Option 8/98                                           50,000
--------------------------------------------------------------------------------
Nick Kunish Stock Option 8/99                                            4,600
--------------------------------------------------------------------------------
Kay Langsford-stock option 8/99                                         25,000
--------------------------------------------------------------------------------
J. Mandato-Burling stock option 8/99                                     4,000
--------------------------------------------------------------------------------
John Martin-Stock Option 8/99                                           25,000
--------------------------------------------------------------------------------
John McCarthy-Stock Option 8/99                                         19,400
--------------------------------------------------------------------------------
R. Nation-Burling stock option 8/99                                     20,000
--------------------------------------------------------------------------------
Joanne Novelino-Atlantic-stock option 8/99                               6,400
--------------------------------------------------------------------------------
Rich O'Mally-Atlantic-stock option 8/99                                  3,600
--------------------------------------------------------------------------------
A. Onnen-Burling-stock option 8/99                                       4,000
--------------------------------------------------------------------------------
Chris Omono-Atlantic-stock option 8/99                                   2,200
--------------------------------------------------------------------------------
Dan Penni Stock Option 8/97                                             25,000
--------------------------------------------------------------------------------
P. Bowerbank-Burling stock option 8/99                                  10,000
--------------------------------------------------------------------------------
Christopher Schultz-Elite-Stock option 8/99                             10,000
--------------------------------------------------------------------------------
P. Shackleford-Burling stock option 8/99                                 4,000
--------------------------------------------------------------------------------
R. Sloane-Burling stock option 8/99                                      4,000
--------------------------------------------------------------------------------
A. Stewart-Burling stock option 8/99                                     4,000
--------------------------------------------------------------------------------
Angela Sullivan 8/97                                                    25,000
--------------------------------------------------------------------------------
Garrett Sullivan Stock Option 8/97                                     150,000
--------------------------------------------------------------------------------
Richard J. Sullivan Stock Option 8/97                                  500,000
--------------------------------------------------------------------------------
Richard J. Sullivan Stock Option re ATI                                630,000
--------------------------------------------------------------------------------
Jeanette Tompkins                                                        3,400
--------------------------------------------------------------------------------
T. Tracy-Burling-stock option 8/99                                       4,000
--------------------------------------------------------------------------------
Phil Tranburger-stock option 8/99                                       20,000
--------------------------------------------------------------------------------
N. Wenberg-Burling stock option 8/99                                     4,000
--------------------------------------------------------------------------------
Andy Werdeman-stock option 8/99                                         20,000
--------------------------------------------------------------------------------
M. Wetterer-Burling-stock option 8/99                                   20,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              TOTAL  1,894,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESOLUTION                     OUTSTANDING    EXERCISE  FIRST EXER-  LAST EXER-
--------------------------------------------------------------------------------
DATE        NAME:              WARRANTS       PRICE     CISE DATE    CISE DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            "I" Warrants
--------------------------------------------------------------------------------
 1/11/96    Great Bay            300,000        2.67     1/11/96      1/11/2001
--------------------------------------------------------------------------------
            Garrett Sullivan     100,000                 1/11/96      1/11/2001
--------------------------------------------------------------------------------
            Gary Gray             50,000                 1/11/96      1/11/2001
--------------------------------------------------------------------------------
            "L" Warrants
--------------------------------------------------------------------------------
10/1/96     Lokkon, Chesnut
              & Cape             125,000        5.35    10/1/96      10/1/2001
--------------------------------------------------------------------------------
            "H" Warants
--------------------------------------------------------------------------------
 8/8/95     Great Bay            300,000        4.75     8/8/95       8/8/2000
--------------------------------------------------------------------------------
            Gary Gray             50,000                 8/8/95       8/8/2000
--------------------------------------------------------------------------------
            Garrett Sullivan     100,000                 8/8/98       8/8/2003
--------------------------------------------------------------------------------
            "J" Warrants
--------------------------------------------------------------------------------
 9/12/96    Dominick &
              Dominick           200,000        5.35    10/1/98      10/1/99
--------------------------------------------------------------------------------
            "K" Warrants
--------------------------------------------------------------------------------
 9/13/96    Great Bay            250,000        5.31     9/13/96      9/13/2001
--------------------------------------------------------------------------------
            "M" Warrants
--------------------------------------------------------------------------------
10/15/98    ATI                1,000,000        5.31    10/15/96     10/15/2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     TOTAL     2,475,000
--------------------------------------------------------------------------------